The Dreyfus Fund
Incorporated

ANNUAL REPORT
December 31, 2000

(reg.tm)

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               The Dreyfus Fund
                                                                   Incorporated

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Fund Incorporated, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey.

After five consecutive years of double-digit gains, the U.S. stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 9% in 2000. Most other major stock market indices declined as well. The reasons for the disappointing year varied, ranging from sky-high valuations of technology stocks to slowing economic growth during the second half of the year

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our
website    at    www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, Senior Portfolio Manager

How did The Dreyfus Fund Incorporated perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the fund achieved a total return of -14.27% .(1) For the same period, the total return of the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, was -9.10%.(2)

We attribute the fund's performance primarily to a concentrated decline in three key industry sectors: technology, communications, and consumer cyclicals. Declines were further concentrated among the largest companies within these sectors. Because the fund invests primarily in the largest companies within the S& P 500 Index, the negative environment for such stocks hurt the fund more than the Index. Disappointing individual stock selections, particularly among consumer staples companies, also hurt the fund's performance relative to the S&P 500 Index.

What is the fund's investment approach?

The Dreyfus Fund Incorporated invests primarily in stocks of well-established U.S. companies that we believe demonstrate the potential to outperform the S&P 500 Index. Our investment approach targets both growth- and value-oriented stocks.

Our disciplined investment process sifts through over 1,500 equity securities to identify the relatively small number of stocks that best meet our criteria. We start with computerized, quantitative analysis of all potential targets, scoring each stock on a wide range of growth, valuation, leverage, earnings surprise, momentum and risk factors. Our team of experienced analysts then further narrows the field by examining the specifics of each top-ranked candidate. We observe their operations, interview corporate management, and conduct detailed surveys
of   the   competitive  environment,  seeking  catalysts  likely  to
                                                                       The  Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

spark a change in a company' s market value. Armed with these analytical insights, we decide which stocks to purchase, and whether any current holdings should be sold.

What other factors influenced the fund's performance?

During the first few months of the reporting period, the fund was affected by the market's narrow emphasis on growth-oriented technology stocks, many of which had little or no earnings. Because we avoided the more speculative of these companies, results suffered in this environment. The fund's performance improved from mid-March through June 2000, when investors displayed renewed interest in the business fundamentals of public companies. Market strength broadened during these months to include a wider range of stocks, creating a more positive environment for the fund.

During the second half of 2000, however, investors reacted to slowing U.S. economic growth by bidding down prices for virtually all technology and telecommunications stocks. By the end of the reporting period, these two industry groups had fallen for the year as a whole, as measured by the Nasdaq 100 Index. The largest, best-known companies in these sectors, such as Microsoft in technology and WorldCom in communications -- precisely the kinds of companies emphasized by the fund' s investment discipline -- suffered as well. Consumer cyclicals were also hurt by the slowing economy, with declines steepest among some of the fund's large, well-known retail holdings, such as Wal-Mart Stores.

The fund also experienced disappointments in the consumer staples sector. Declines in several individual holdings, such as Procter & Gamble and Viacom, prevented us from sharing in the sector's modest rise during the period.

The fund' s losses were cushioned by positive results in a wide range of other sectors, such as financials, health care, energy, transportation, capital goods and utilities. Our utilities and capital goods stock selections performed particularly well. We benefited from improving fundamentals for natural gas producers and distributors, such as Coastal, and from improving management at
several    manufacturers,    such    as    Boeing.


What is the fund's current strategy?

As of the end of the period, we are somewhat more confident of the market's direction than in the recent past. With the U.S. economy slowing and interest rates falling, we believe certain industries are better positioned than others. As a result, we have begun to take a more active, but still well-controlled role in allocating our assets among industry sectors that we believe are likely to perform well. For example, we are currently placing slightly greater emphasis than the S& P 500 Index on the financial and consumer cyclical sectors, while placing a bit less emphasis than the Index on capital goods, consumer staples, health care, communications and technology. However, it is important to note that these shifts in asset allocation remain relatively small and are subject to rapid change as our view of the market evolves. We continue to adhere to our investment discipline while seeking to outperform the S&P 500 Index.

January 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in The Dreyfus Fund Incorporated and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00


                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                          (14.27)%             9.84%            10.53%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN THE DREYFUS FUND INCORPORATED ON 12/31/90 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 2000

COMMON STOCKS--95.4%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--.6%

McGraw-Hill Cos.                                                                                234,000               13,718,250

CONSUMER DURABLES--.2%

General Motors                                                                                  104,542                5,325,108

CONSUMER NON-DURABLES--6.7%

Anheuser-Busch Cos.                                                                             247,000               11,238,500

Coca-Cola                                                                                       489,000               29,798,438

Gillette                                                                                        198,000                7,152,750

Kimberly-Clark                                                                                  111,000                7,846,590

NIKE, Cl. B                                                                                     295,000               16,464,687

PepsiCo                                                                                         114,500                5,674,906

Philip Morris Cos.                                                                              713,100               31,376,400

Procter & Gamble                                                                                251,000               19,687,813

Ralston Purina                                                                                  289,600                7,565,800

R.J. Reynolds Tobacco Holdings                                                                  141,000                6,873,750

UST                                                                                             243,300                6,827,606

                                                                                                                     150,507,240

CONSUMER SERVICES--3.4%

Clear Channel Communications                                                                    107,000  (a)           5,182,812

Comcast, Cl. A                                                                                  177,000  (a)           7,389,750

Disney (Walt)                                                                                   488,000               14,121,500

McDonald's                                                                                      248,000                8,432,000

Time Warner                                                                                     242,600               12,673,424

Tribune                                                                                         338,600               14,305,850

Viacom, Cl. B                                                                                   288,310  (a)          13,478,493

                                                                                                                      75,583,829

ELECTRONIC TECHNOLOGY--15.7%

Altera                                                                                          337,000  (a)           8,867,313

Analog Devices                                                                                  195,000  (a)           9,981,563

Apple Computer                                                                                   67,400  (a)           1,002,575

Applied Materials                                                                               153,000  (a)           5,842,688

Boeing                                                                                          182,600               12,051,600

Cisco Systems                                                                                 1,337,800  (a)          51,170,850

Compaq Computer                                                                                 333,000                5,011,650

Dell Computer                                                                                   487,000  (a)           8,492,063

EMC                                                                                             404,700  (a)          26,912,550

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

General Motors, Cl. H                                                                           239,100  (a)           5,499,300

Hewlett-Packard                                                                                 389,400               12,290,437

Intel                                                                                         1,577,000               47,704,250

International Business Machines                                                                 443,000               37,655,000

JDS Uniphase                                                                                     99,000  (a)           4,127,062

Koninklijke Philips Electronics                                                                 153,000                5,546,250

Lucent Technologies                                                                             310,000                4,185,000

Micron Technology                                                                               424,100  (a)          15,055,550

Motorola                                                                                        402,000                8,140,500

Nortel Networks                                                                                 560,000               17,955,000

Qualcomm                                                                                        138,000  (a)          11,341,875

Scientific-Atlanta                                                                              187,700                6,111,981

Sun Microsystems                                                                                588,800  (a)          16,412,800

Tellabs                                                                                          77,000  (a)           4,350,500

Texas Instruments                                                                               342,000               16,202,250

United Technologies                                                                             127,600               10,032,550

                                                                                                                     351,943,157

ENERGY MINERALS--5.7%

Anadarko Petroleum                                                                              255,000               18,125,400

BP Amoco, ADS                                                                                   135,720                6,497,595

Chevron                                                                                         127,000               10,723,563

Conoco, Cl. B                                                                                   209,000                6,047,938

Exxon Mobil                                                                                     710,721                61,788,307

Royal Dutch Petroleum, ADR                                                                      403,000               24,406,688

                                                                                                                     127,589,491

FINANCE--18.2%

Allstate                                                                                        265,000                11,544,062

American Express                                                                                456,000                25,051,500

American General                                                                                163,000                13,284,500

American International Group                                                                    429,375                42,320,274

Bank One                                                                                        351,800                12,884,675

Bank of America                                                                                 305,000                13,991,875

Bank of New York                                                                                420,600                23,211,863

Chase Manhattan                                                                                 268,500                12,199,969

Citigroup                                                                                     1,603,555                81,881,527


COMMON STOCKS (CONTINUED)                                                                       Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Federal Home Loan Mortgage                                                                     141,000                 9,711,375

Federal National Mortgage Association                                                          208,000                18,044,000

Fifth Third Bancorp                                                                             85,000                 5,078,750

FleetBoston Financial                                                                          371,000                13,935,688

GE Investment Private Placement Partners 1, L.P. (Units)                                          5.798  (b)           8,909,248

MBNA                                                                                            168,000                6,205,500

Marsh & McLennan Cos.                                                                            52,000                6,084,000

Merrill Lynch                                                                                   161,000               10,978,187

Morgan Stanley Dean Witter                                                                      221,000               17,514,250

Schwab (Charles)                                                                                263,500                7,476,812

USA Education                                                                                   163,600               11,124,800

Washington Mutual                                                                               327,000               17,351,438

Wells Fargo                                                                                     677,000               37,700,438

                                                                                                                     406,484,731

HEALTH TECHNOLOGY--13.6%

Abbott Laboratories                                                                             302,000               14,628,125

American Home Products                                                                          309,300               19,656,015

Amgen                                                                                           193,200               12,352,725

Baxter International                                                                             99,000                8,742,937

Bristol-Myers Squibb                                                                            545,000               40,295,937

Galen Partners II, L.P. (Units)                                                                   2.920  (b)           2,382,635

Johnson & Johnson                                                                               258,000               27,106,125

Lilly (Eli) & Co.                                                                               454,000               42,250,375

MedImmune                                                                                        97,000  (a)           4,625,688

Medtronic                                                                                       236,000               14,248,500

Merck & Co.                                                                                     425,000               39,790,625

Pfizer                                                                                        1,171,500               53,889,000

Pharmacia                                                                                       250,400               15,274,400

Schering-Plough                                                                                 150,800                8,557,900

                                                                                                                     303,800,987

INDUSTRIAL SERVICES--.5%

BJ Services                                                                                      23,000  (a)           1,584,125

Schlumberger                                                                                    105,000                8,393,437

Yorktown Energy Partners, L.P. (Units)                                                             0.48  (b)             142,004

                                                                                                                      10,119,566

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NON-ENERGY MINERALS--.6%

Alcoa                                                                                           410,000               13,735,000

PROCESS INDUSTRIES--2.1%

Corning                                                                                         169,200                8,935,875

duPont (E.I.) deNemours                                                                         206,000                9,952,375

International Paper                                                                             159,000                6,489,187

PPG Industries                                                                                  154,000                7,132,125

Union Carbide                                                                                   257,000               13,829,812

                                                                                                                      46,339,374

PRODUCER MANUFACTURING--6.6%

Emerson Electric                                                                                206,000               16,235,375

General Electric                                                                              2,064,000               98,943,000

Honeywell International                                                                         150,000                7,096,875

Minnesota Mining & Manufacturing                                                                 67,000                8,073,500

Tyco International                                                                              331,200               18,381,600

                                                                                                                     148,730,350

RETAIL TRADE--7.5%

Best Buy                                                                                        113,000  (a)           3,340,563

Costco Wholesale                                                                                332,000  (a)          13,259,250

Gap                                                                                             218,000                5,559,000

Home Depot                                                                                      461,500               21,084,781

Lowe's Cos.                                                                                     133,000                5,918,500

May Department Stores                                                                           133,200                4,362,300

RadioShack                                                                                      112,000                4,795,000

SK Equity Fund, L.P. (Units)                                                                     11.153  (b)          38,368,848

Sears, Roebuck & Co.                                                                            315,000               10,946,250

Target                                                                                          171,000                5,514,750

Wal-Mart Stores                                                                                 889,000               47,228,125

Walgreen                                                                                        190,000                7,944,375

                                                                                                                     168,321,742

TECHNOLOGY SERVICES--5.3%

America Online                                                                                  434,000  (a)          15,103,200

Automatic Data Processing                                                                       129,000                8,167,312

Computer Associates International                                                               266,000                5,187,000

Electronic Data Systems                                                                          89,000                5,139,750


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES (CONTINUED)

Microsoft                                                                                     1,002,000  (a)          43,461,750

Oracle                                                                                        1,040,800  (a)          30,248,250

Siebel Systems                                                                                   80,000  (a)           5,410,000

Veritas Software                                                                                 72,000  (a)           6,300,000

                                                                                                                     119,017,262

TRANSPORTATION--.5%

Exelon Industries                                                                               122,000                8,565,620

Southwest Airlines                                                                               91,000                3,051,230

                                                                                                                      11,616,850

UTILITIES--8.2%

AES                                                                                              85,900                4,756,712

AT&T                                                                                            700,000               12,118,756

AT&T--Liberty Media Group, Cl. A                                                                384,000  (a)           5,208,000

BellSouth                                                                                       346,400               14,180,750

Coastal                                                                                         425,100               37,541,643

Duke Energy                                                                                     203,400               17,339,850

Enron                                                                                           137,000               11,388,125

Qwest Communications International                                                              161,503  (a)           6,621,623

SBC Communications                                                                              624,288               29,809,752

Southern                                                                                        129,000                4,289,250

Sprint (FON Group)                                                                              165,000                3,351,563

Sprint (PCS Group)                                                                              188,000  (a)           3,842,250

Verizon Communications                                                                          498,100               24,967,263

Worldcom                                                                                        534,325  (a)           7,480,550

                                                                                                                     182,896,087

TOTAL COMMON STOCKS

   (cost $1,586,898,939)                                                                                           2,135,729,024

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--4.4%                                                                 Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S GOVERNMENT AGENCY--4.4%

Federal Home Loan Banks,                                                                     98,791,000               98,775,578

  5.62%, 1/2/2001

U.S. TREASURY BILLS--.0%

   5.65%, 3/22/2001                                                                             500,000                  493,785

TOTAL SHORT-TERM INVESTMENTS

   (cost $99,269,299)                                                                                                 99,269,363
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,686,168,238)                                                           99.8%            2,234,998,387

CASH AND RECEIVABLES (NET)                                                                          .2%                5,138,380

NET ASSETS                                                                                       100.0%            2,240,136,767

(A) NON-INCOME PRODUCING.

(B)  SECURITIES RESTRICTED AS TO PUBLIC RESALE. INVESTMENT IN RESTRICTED
SECURITIES WITH AN AGGREGATE MARKET VALUE OF $49,802,735 REPRESENTING
APPROXIMATELY 2.2% OF NET ASSETS ARE AS FOLLOWS:

                                                                                   Net
                                                         Acquisition  Purchase  Assets
Issuer                                                          Date  Price ($)*   (%)     Valuation ($)**
------------------------------------------------------------------------------------------------------------------------------------

GE Investment Private Placement
   Partners I, L.P. (Units)                          5/28/91-9/13/95  1,536,607    .40  1,536,607 per unit

Galen Partners II, L.P. (Units)                       1/28/93-1/3/97  815,971      .11    815,971 per unit

SK Equity Fund, L.P. (Units)                        12/6/92-10/30/96  854,639     1.71  3,440,227 per unit

Yorktown Energy Partners, L.P.
   (Units)                                            3/5/91-9/15/95  370,581      .01    295,842 per unit

*   AVERAGE COST.

**  THE VALUATION OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER THE DIRECTION OF THE BOARD OF DIRECTORS.

SUBJECT TO CERTAIN LIMITATIONS, THE FUND HAS COMMITMENTS TO INVEST IN THE LIMITED PARTNERSHIP LISTED BELOW:

                                         Portion of Committed
Issuer                                     Amounts Uninvested
--------------------------------------------------------------------------------

Galen Partners II, L.P. (Units)                      $147,742

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,686,168,238  2,234,998,38

Cash                                                                    220,977

Receivable for investment securities sold                            28,415,025

Dividends receivable                                                  2,247,008

Receivable for shares of Capital Stock subscribed                        35,270

Prepaid expenses                                                         48,999

                                                                   2,265,965,666
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,482,073

Payable for investment securities purchased                          22,636,083

Payable for shares of Capital Stock redeemed                          1,318,475

Accrued expenses                                                        392,268

                                                                     25,828,899
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,240,136,767
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    1,700,694,53

Accumulated undistributed investment income--net                        798,315

Accumulated distributions in excess of net realized gain on investments
                                                                    (10,186,235)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4(b)                                       548,830,149
--------------------------------------------------------------------------------

NET ASSETS ($)                                                   2,240,136,767
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $1 par value Capital Stock authorized)       200,023,626

NET ASSET VALUE, offering and redemption price per share ($)              11.20

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $143,142 foreign taxes withheld at source)    23,478,31

Interest                                                             6,002,103

TOTAL INCOME                                                        29,480,417

EXPENSES:

Management fee--Note 3(a)                                           16,445,222

Shareholder servicing costs--Note 3(a)                               1,307,169

Prospectus and shareholders' reports                                   216,960

Custodian fees--Note 3(a)                                              150,380

Professional fees                                                      143,951

Directors' fees and expenses--Note 3(b)                                 94,876

Registration fees                                                       27,621

Loan commitment fees--Note 2                                            17,951

Interest expense--Note 2                                                 2,219

Miscellaneous                                                           36,773

TOTAL EXPENSES                                                      18,443,122

INVESTMENT INCOME--NET                                              11,037,295
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              3,279,281

Net realized gain (loss) on financial futures                       (5,022,567)

NET REALIZED GAIN (LOSS)                                            (1,743,286)

Net unrealized appreciation (depreciation) on investments          (388,571,813

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (390,315,099

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (379,277,804

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended December 31,
                                           -------------------------------------
                                                     2000             1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,037,295           11,428,498

Net realized gain (loss) on investments        (1,743,286)         115,288,140

Net unrealized appreciation (depreciation)
   on investments                           (388,571,813)          449,043,472

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                (379,277,804)          575,760,110
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net                  (10,238,980)         (12,722,630)

From net realized gain on investments        (22,183,682)        (183,841,821)

In excess of net realized gain on investments  (10,186,235)              --

TOTAL DIVIDENDS                              (42,608,897)        (196,564,451)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 775,864,634         679,848,709

Dividends reinvested                           36,455,081         167,780,735

Cost of shares redeemed                      (980,921,043)       (982,845,166)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (168,601,328)       (135,215,722)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (590,488,029)        243,979,937
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         2,830,624,796       2,586,644,859

END OF PERIOD                               2,240,136,767       2,830,624,796

Undistributed investment income--net              798,315               --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    61,597,033          55,665,487

Shares issued for dividends reinvested          2,884,337          13,414,475

Shares redeemed                              (77,675,047)         (80,406,477)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (13,193,677)        (11,326,515)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                       Year Ended December 31,
                                                                --------------------------------------------------------------------
                                                                 2000           1999           1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.28          11.52           9.93          10.82         10.42

Investment Operations:

Investment income--net                                            .05(a)         .05(a)         .10            .10           .08

Net realized and unrealized

   gain (loss) on investments                                   (1.92)          2.65           1.60           1.01          1.57

Total from Investment Operations                                (1.87)          2.70           1.70           1.11          1.65

Distributions:

Dividends from investment income--net                            (.05)          (.06)          (.11)          (.08)         (.09)

Dividends from net realized gain
   on investments                                                (.11)          (.88)            --          (1.78)        (1.16)

Dividends in excess of net realized gain

   on investments                                                (.05)           --              --           (.14)           --

Total Distributions                                              (.21)          (.94)          (.11)         (2.00)        (1.25)

Net asset value, end of period                                  11.20          13.28          11.52           9.93         10.82
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (14.27)         24.07          17.15          10.75         15.85
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .71            .71            .73            .71           .73

Ratio of net investment income

   to average net assets                                          .42            .43            .82            .85           .70

Portfolio Turnover Rate                                         79.41          58.61         109.61         201.10        220.92
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       2,240,137      2,830,625      2,586,645      2,628,072     2,698,767

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

The Dreyfus Fund Incorporated (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $61,504 during the period ended December 31, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2000 was approximately $29,800 with a related weighted average annualized interest rate of 7.45%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the "Agreement") with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the fund's average daily net assets: .65 of 1% of the first $1.5 billion; .625 of 1% of the next $500 million; .60 of 1% of the next $500 million; and .55 of 1% over $2.5 billion.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2000, the fund was charged $918,395 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2000, the fund was
charged    $150,380    pursuant    to    the    custody    agreement.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 3, 2000, each
Board    member    who    is    not    an    "affiliated   person"
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 3, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $6,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(c) During the period ended December 31, 2000, the fund incurred total brokerage commissions of $3,101,726, of which $96,723 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2000, amounted to $2,013,296,360 and $2,325,983,009, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 2000, there were no financial futures contracts outstanding.

(b) At December 31, 2000, accumulated net unrealized appreciation on investments was $548,830,149, consisting of $614,292,817 gross unrealized appreciation and $65,462,668 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

The Dreyfus Fund Incorporated

We have audited the accompanying statement of assets and liabilities of The Dreyfus Fund Incorporated, including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Fund Incorporated at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
February 9, 2001



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.0050 per share as a long-term capital gain distribution of the $.0200 per share paid on December 15, 2000 and also designates $.0920 per share as a long-term capital gain distribution of the $.1680 per share paid on June 30, 2000.

The fund also designates 88.80% of the ordinary dividends paid during the fiscal year ended December 31, 2000 as qualifying for the corporate dividends received deduction.

                                                             The Fund

NOTES

                      For More Information

                        The Dreyfus Fund Incorporated
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  026AR0012